September 1, 2016

CitizensSelect Funds

- Dreyfus Prime Money Market Fund

Supplement to current Prospectuses

Beginning October 14, 2016, if the fund's weekly liquid assets fall below 30% of its total assets, the fund's board, if it determines it is in the best interest of the fund, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates as early as the same day. In addition, if the fund's weekly liquid assets fall below 10% of its total assets at the end of any business day, the fund must impose a 1% liquidity fee on shareholder redemptions, beginning on the next business day, unless the fund's board, including a majority of the board members who are not "interested persons" of the fund, determines that a lower or higher fee (not to exceed 2%), or no fee, is in the best interests of the fund.  "Weekly liquid assets" include cash, government securities and securities readily convertible into cash within five business days.  Liquidity fees and redemptions gates are further described in the prospectuses.

This Supplement should be retained with your Prospectus for future reference.

0462S0916